SHARE-BASED PAYMENTS	6 Months Ended
Jun. 30, 2024
SHARE-BASED PAYMENTS

17.	SHARE-BASED PAYMENTS

The issuance of warrants to the placement agent

As mentioned in Note 16(a), in addition to fees and offering expenses paid in cash to the placement agent, the Group issued to the placement agent warrants to purchase an aggregate of up to five percent (5%) of the aggregate number of Shares sold in the Registered Offering (the “Placement Agent Warrants”). The Placement Agent Warrants shall generally be on the same terms and conditions as the Investors Warrants except that they will be exercisable at a price of $2.20 per share. The issuance of the agent warrants is an equity-settled share-based payment for professional services received from the placement agent. The Company recognized other capital reserves in an amount of CNY588 (US$82*), which represented the fair value of agent warrants as of issuance date. The fair value of services recorded is not used since it cannot be reliably estimated. The amount was allocated to the issuance of the common shares and investor warrants according to their relative fair values at the date of issuance and CNY383 (US$53*) and CNY205 (US$29*) were charged to share capital and administrative expenses, respectively.

The fair value of the agent warrants is estimated at the issue date using a binomial lattice pricing model using significant observable inputs including underlying spot price of the Company's ordinary shares, exercise price, time to expiration, risk-free rate and equity volatility, etc.

*As the changes in equity from this private placement transaction are dominated in US$, all the amount in US$ of this disclosure paragraph are actual transaction amount and corresponding amount in CNY were translated from US$ at the applicable exchange rate of the transaction date, February 21, 2024.